UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  September 22, 2004

World Financial Network Credit Card Master Note Trust

(Issuer of the Notes)

World Financial Network Credit Card Master Trust

(Issuer of the Collateral Certificate)

WFN Credit Company, LLC

(Transferor to each of the trusts)

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-113669, 333-113669-01, 333-113669-02	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43081
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 22, 2004, World Financial Network Credit Card Master Note Trust (the “Issuer”) issued (i) $355,500,000 Class A Asset Backed Notes, Series 2004-B (the “2004-B Class A Notes”), $16,875,000 Class M Asset backed Notes, Series 2004-B (the “2004-B Class M Notes”), $21,375,000 Class B Asset Backed Notes, Series 2004-B (the “2004-B Class B Notes”) and $56,250,000 Class C Asset Backed Notes, Series 2004-B (the “2004-B Class C Notes” and together with the 2004-B Class A Notes, the 2004-B Class M Notes and the 2004-B Class B Notes, the “2004-B Offered Notes”) described in a Prospectus Supplement, dated September 14, 2004, relating to the 2004-B Offered Notes and (ii) $355,500,000 Class A Asset Backed Notes, Series 2004-C (the “2004-C Class A Notes”), $16,875,000 Class M Asset backed Notes, Series 2004-C (the “2004-C Class M Notes”) and $21,375,000 Class B Asset Backed Notes, Series 2004-C (the “2004-C Class B Notes” and together with the 2004-C Class A Notes and the 2004-C Class M Notes, the “ 2004-C Offered Notes”) described in a Prospectus Supplement, dated September 14, 2004, regarding the 2004-C Offered Notes and $56,250,000 Class C Asset Backed Notes, Series 2004-C (the “2004-C Class C Notes” and together with the 2004-C Offered Notes, the “2004-C Notes”) sold to an investor in a private placement.

Use of Proceeds

2004-B Offered Notes

The public offering of the 2004-B Offered Notes was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by World Financial Network Credit Card Master Trust, WFN Credit Company, LLC and World Financial Network Credit Card Master Note Trust, which became effective on April 26, 2004 and was assigned commission file numbers 333-113669, 333-113669-01 and 333-113669-02.

The public offering of the 2004-B Offered Notes terminated on September 22, 2004 upon the sale of the all of the 2004-B Offered Notes.  The underwriters of the 2004-B Class A Notes were Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., SunTrust Capital Markets, Inc. and Wachovia Capital Markets, LLC.  The underwriters of the 2004-B Class M Notes were Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Barclays Capital Inc.  The underwriters of the 2004-B Class B Notes and the 2004-B Class C Notes were Credit Suisse First Boston LLC and J.P. Morgan Securities Inc.

During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold 2004-B Offered Notes with respect to underwriting commissions and discounts was $888,750, $50,625, $74,813 and $281,250 for the 2004-B Class A Notes, 2004-B Class M Notes, 2004 B Class B Notes and 2004-B Class C Notes, respectively.  After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the 2004-B Class A Notes, the 2004-B Class M Notes, the 2004-B Class B Notes and the 2004-B Class C Notes, respectively, are $354,611,250, $16,824,375, $21,300,187.50 and $55,968,750, respectively.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $450,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $448,254,562.50.  With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used in part to fund the cash collateral account for the 2004-B Offered Notes in the amount of $15,750,000.  All remaining net proceeds (together with the net proceeds of the 2004-C Notes) were applied to retire the Series 2004-VFC Certificates issued by World Financial Network Credit Card Master Trust.

2004-C Offered Notes

The public offering of the 2004-C Offered Notes was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by World Financial

Network Credit Card Master Trust, WFN Credit Company, LLC and World Financial Network Credit Card Master Note Trust, which became effective on April 26, 2004 and was assigned commission file numbers 333-113669, 333-113669-01 and 333-113669-02.

The public offering of the 2004-C Offered Notes terminated on September 22, 2004 upon the sale of the all of the 2004-C Offered Notes.  The underwriters of the 2004-C Class A Notes were Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., SunTrust Capital Markets, Inc. and Wachovia Capital Markets, LLC.  The underwriters of the 2004-C Class M Notes were Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Barclays Capital Inc.  The underwriters of the 2004-C Class B Notes were Credit Suisse First Boston LLC and J.P. Morgan Securities Inc.

During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold 2004-C Offered Notes with respect to underwriting commissions and discounts was $1,244,250, $67,500 and $96,188 for the 2004-C Class A Notes, the 2004-C Class M Notes and the 2004 C Class B Notes, respectively.  After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the 2004-C Class A Notes, the 2004-C Class M Notes and the 2004-C Class B Notes, respectively, are $354,255,750, $16,807,500 and $21,278,813, respectively.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $450,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $391,892,062.  With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used in part to fund the cash collateral account for the 2004-C Notes in the amount of $15,750,000.  All remaining net proceeds were applied to retire the Series 2004-VFC Certificates issued by World Financial Network Credit Card Master Trust.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Document Description
Exhibit 1.1

Underwriting Agreement, dated as of September 14, 2004, among WFN Credit Company, LLC, World Financial Network National Bank, and Credit Suisse First Boston LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters, relating to the Series 2004-B Floating Rate Asset Backed Notes.

Exhibit 1.2

Underwriting Agreement, dated as of September 14, 2004, among WFN Credit Company, LLC, World Financial Network National Bank, and Credit Suisse First Boston LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters, relating to the Series 2004-C Floating Rate Asset Backed Notes.

Exhibit 4.1

Series 2004-B Indenture Supplement, dated as of September 22, 2004, between World Financial Network Credit Card Master Note Trust, as issuer and BNY Midwest Trust Company, as indenture trustee, including forms of Series 2004-B Floating Rate Asset Backed Notes.

Exhibit 4.2

Series 2004-C Indenture Supplement, dated as of September 22, 2004, between World Financial Network Credit Card Master Note Trust, as issuer and BNY Midwest Trust Company, as indenture trustee, including forms of Series 2004-C Floating Rate Asset Backed Notes.

Exhibit 4.3	ISDA Master Agreement (Series 2004-B, Class A) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.4	ISDA Master Agreement (Series 2004-B, Class M) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.5	ISDA Master Agreement (Series 2004-B, Class B) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.6	ISDA Master Agreement (Series 2004-B, Class C) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.7	ISDA Master Agreement (Series 2004-C, Class A) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.8	ISDA Master Agreement (Series 2004-C, Class M) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.9	ISDA Master Agreement (Series 2004-C, Class B) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.10	ISDA Master Agreement (Series 2004-C, Class C) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.11	Confirmation (Series 2004-B, Class A) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.12	Confirmation (Series 2004-B, Class M) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.13	Confirmation (Series 2004-B, Class B) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.14	Confirmation (Series 2004-B, Class C) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.15	Confirmation (Series 2004-C, Class A) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.16	Confirmation (Series 2004-C, Class M) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.17	Confirmation (Series 2004-C, Class B) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays

Bank PLC

Exhibit 4.18	Confirmation (Series 2004-C, Class C) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC, as
Co-Registrant and as depositor on behalf of WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST AND WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, as Co-Registrants

Dated: September 27, 2004	By:	/s/ Daniel T. Groomes
Name: Daniel T. Groomes
Title: President

INDEX TO EXHIBITS

Exhibit No.	Document Description
Exhibit 1.1

Underwriting Agreement, dated as of September 14, 2004, among WFN Credit Company, LLC, World Financial Network National Bank, and Credit Suisse First Boston LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters, relating to the Series 2004-B Floating Rate Asset Backed Notes.

Exhibit 1.2

Underwriting Agreement, dated as of September 14, 2004, among WFN Credit Company, LLC, World Financial Network National Bank, and Credit Suisse First Boston LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters, relating to the Series 2004-C Floating Rate Asset Backed Notes.

Exhibit 4.1

Series 2004-B Indenture Supplement, dated as of September 22, 2004, between World Financial Network Credit Card Master Note Trust, as issuer and BNY Midwest Trust Company, as indenture trustee, including forms of Series 2004-B Floating Rate Asset Backed Notes.

Exhibit 4.2

Series 2004-C Indenture Supplement, dated as of September 22, 2004, between World Financial Network Credit Card Master Note Trust, as issuer and BNY Midwest Trust Company, as indenture trustee, including forms of Series 2004-C Floating Rate Asset Backed Notes.

Exhibit 4.3	ISDA Master Agreement (Series 2004-B, Class A) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.4	ISDA Master Agreement (Series 2004-B, Class M) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.5	ISDA Master Agreement (Series 2004-B, Class B) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.6	ISDA Master Agreement (Series 2004-B, Class C) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.7	ISDA Master Agreement (Series 2004-C, Class A) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.8	ISDA Master Agreement (Series 2004-C, Class M) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.9	ISDA Master Agreement (Series 2004-C, Class B) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.10	ISDA Master Agreement (Series 2004-C, Class C) and Schedule thereto, each dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.11	Confirmation (Series 2004-B, Class A) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.12	Confirmation (Series 2004-B, Class M) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.13	Confirmation (Series 2004-B, Class B) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.14	Confirmation (Series 2004-B, Class C) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank

Exhibit 4.15	Confirmation (Series 2004-C, Class A) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.16	Confirmation (Series 2004-C, Class M) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.17	Confirmation (Series 2004-C, Class B) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC

Exhibit 4.18	Confirmation (Series 2004-C, Class C) to ISDA Master Agreement, dated September 22, 2004, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC